EXHIBIT 32

                CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002




     The undersigned executive officers of HCB Bancshares, Inc. (the "Registrant") hereby certify that this Amendment No. 2 of Annual Report on Form 10-K/A for the year ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                By: /s/ Charles T. Black
                                    ---------------------------------------
                                    Name: Charles T. Black
                                    Title:President and Chief Executive Officer



                                By: /s/ Scott A. Swain
                                    ---------------------------------------
                                    Name: Scott A. Swain
                                    Title: Senior Vice President and
                                            Chief Financial Officer



Date:  November 24, 2003